                                                                    EXHIBIT 10.9

- --------------------------------------------------------------------------------

                        MASTER LINE OF CREDIT AGREEMENT


                             BANK ONE, ARIZONA, NA,
                         a national banking association
                                   ("Lender")
                                     ------

                                      and

                       EXTENDED STAY LIMITED PARTNERSHIP,
                         a Delaware limited partnership
                                  ("Borrower")
                                    --------

                                August 14, 1996

- --------------------------------------------------------------------------------

                        MASTER LINE OF CREDIT AGREEMENT
                        -------------------------------


     This Master Line of Credit Agreement is made as of August 14, 1996, by and among EXTENDED STAY LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 2001 Bryan Street, Suite 2400, Dallas, Texas 75201-3075 ("Borrower");
                                                                     --------
and BANK ONE, ARIZONA, NA, a national banking association, whose address is Western Region Real Estate, P. O. Box 29542, Phoenix, Arizona 85038 ("Lender").
                                                                      ------


                                    RECITALS

     A. Borrower has applied to Lender for a line of credit to provide development funds for the acquisition and construction of extended stay hotels throughout the United States of America.

     B. Lender desires to extend the credit facility on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     1.1  Definitions.  As used herein, the following terms shall have the
          ------------
meanings set forth below:

     "Advance" shall mean a disbursement of proceeds pursuant to a Project Loan
      -------
Agreement.

     "Agreement" shall mean this Master Line of Credit Agreement, as the same
      ---------
may be amended, modified and supplemented from time to time.

     "Appraisal" shall mean an appraisal ordered by Lender and prepared by an
      ---------
appraiser satisfactory to Lender, which appraisal complies with all federal and state standards for appraisals and is otherwise in form and substance satisfactory to Lender.

     "Borrower" shall have the meaning set forth in the introduction hereto.
      --------

     "Borrower's Counsel" shall mean Vinson & Elkins L.L.P.
      ------------------

     "Business Day" shall mean a day of the year other than Saturdays, Sundays
      ------------
and legal holidays on which Lender's main office located at 201 North Central Avenue, Phoenix, Arizona, is closed.

     "Capital Expenditures" shall mean any payment made directly or indirectly
      --------------------
for the purpose of repairing or replacing fixed assets, real property or equipment which, in accordance with GAAP, would be added as a debit to the fixed asset account of the Person making the payment.

     "Certification of Non-Foreign Status" shall mean an affidavit, signed under
      -----------------------------------
penalty of perjury by an authorized representative of Borrower, stating (a) that Borrower is not a "foreign corporation," "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder, (b) Borrower's U.S. employer identification number, and (c) the address of Borrower's principal place of business. Such affidavit shall be consistent with the requirements of the regulations promulgated under Section 1445 of the Internal Revenue Code, and shall otherwise be in form and substance acceptable to Lender.

     "Collected Revenues" shall mean the amounts of (i) room revenues actually
      ------------------
received by Borrower, (ii) gift shop income, food and beverage income, vending machine income, telephone income and other service fees and (iii) other revenues from the operation of a Project.

     "Commitment Fee" shall mean a fee payable by Borrower for the Master Credit
      --------------
Line in the amount of One Hundred Fifty Thousand and No/100 Dollars
($150,000.00).

     "Constant Interest Only Coverage" shall mean an amount, expressed as a
      -------------------------------
percentage, calculated by Lender, and equal to (i) the Net Operating Income for the period in question divided by (ii) the Loan Amount.

     "Construction Contract" shall mean any contract (other than a General
      ---------------------
Contract or a Subcontract) relating to work performed or to be performed for the construction of the Improvements for a Project.

     "Construction Contractor" shall mean any contractor who is a party to a
      -----------------------
Construction Contract.

     "Day" or "Days" shall mean calendar days unless expressly stated to be
      ---      ----
Business Days.

     "Debt Ratio" shall have the meaning as set forth in Section 5.13 hereof.
      ----------                                         ------------

     "Debt Service Amount" shall mean the monthly payments of principal and
      -------------------
interest that would be necessary to fully amortize an assumed loan with the following characteristics: (i) the amount of such loan is the outstanding principal balance of all Mini-Perms Loans; (ii) the interest rate on such loan is equal to the sum of (A) 2.50% per annum and (B) the weekly average yield on United States Treasury Securities Constant Maturities Series issued by the United States Government for a ten-year term as most recently published by the Board of Governors of the Federal Reserve System and Federal Reserve Statistical Release H.15(519) (or any similar or successor publication selected by Lender) as of the date of determination of the Debt Service Amount; and (iii) the amortization period is fifteen (15) years.

     "Debt Service Coverage Ratio" shall mean the number obtained by dividing
      ---------------------------
(i) the Net Operating Income for all Mini-Perm Projects during the period in question by (ii) the Debt Service Amount for the period in question.

     "Deed of Trust" or "Deeds of Trust" shall mean, individually and
      -------------      --------------
collectively, the deeds of trust and fixture filings, with assignment of rents and security agreement, executed and delivered by Borrower subsequent to the date hereof pursuant to Sections 3.2 and 3.3 hereof (which also includes that
                        --------------------
certain Deed of Trust (With Assignment of Rents and Security Agreement) previously executed by Borrower and recorded in Tarrant County, Texas), all substantially in the form attached hereto as Exhibit C.
                                             ---------

     "Environmental Indemnity" shall mean, collectively and individually, the
      -----------------------
agreements executed by Borrower for the benefit of Lender in the form attached hereto as Exhibit D relating to a Project.
          ---------

     "Event of Default" shall mean the occurrence of any of the events listed in
      ----------------
subsection 6.1 of this Agreement and the expiration of any applicable notice and
- --------------
cure period provided in said subsection.

     "Financial Statements" shall mean such balance sheets, income statements,
      --------------------
cash flow statements or other information respecting the condition of Borrower as Lender may from time to time reasonably request, for any fiscal year or portion thereof during the term of this Agreement, prepared and reported according to GAAP, consistently applied.

     "Financing Statement" shall mean one or more UCC-1 financing statements
      -------------------
executed by Borrower, as debtor, in favor of Lender, as secured party, and perfecting Lender's security interest in the collateral described therein, each in form and substance satisfactory to Lender, to be filed in the Office of the Secretary of State of the state in which the Project Premises is located, and in such other offices for recording or filing such statements in such jurisdictions as Lender shall desire to perfect Lender's security interest or reflect such interest in appropriate public records.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "General Contract" shall mean that certain Development and Construction
      ----------------
Agreement by and between Borrower and the General Contractor relating to the construction of the Improvements for a Project, all substantially in the form attached hereto as Exhibit E.
                   ---------

     "General Contractor" shall mean TCR Extended Stay I Limited Partnership,
      ------------------
and Greystar Realty Service, L.P. as General Contractor.

     "Governmental Authority" shall mean any arbitrator, other private
      ----------------------
adjudicator, court, government or governmental authority (federal, state, local or foreign).

     "Hard Costs" shall mean all costs incurred for labor performed in the
      ----------
construction of the Improvements for a Project and the materials acquired for such Improvements. "Hard Costs" shall in any event include any items approved by Lender and designated as such on a Project Budget and shall include a $250,000 fee/general conditions payment to the General Contractor.

     "Improvements" shall mean the improvements to be constructed on each
      ------------
Project Premises for the development of such Project Premises as an extended stay hotel, all in accordance with the applicable Project Plans and all as approved by Lender pursuant to Section 3.2 hereof.
                               -----------

     "Legal Action" shall have the meaning set forth in Section 4.5 of this
      ------------                                      -----------
Agreement.

     "Lender" shall mean Bank One, Arizona, NA, a national banking association.
      ------

     "Liquidity" shall have the meaning as set forth in Section 5.13 hereof.
      ---------                                         ------------

     "Loan Amount" shall mean the amount of THIRTY MILLION AND NO/100 DOLLARS
      -----------
($30,000,000.00).

     "Loan Documents" shall mean the Project Loan Agreements, the Project Notes,
      --------------
the Deeds of Trust, the Financing Statements, the Environmental Indemnities, and all other documents and instruments now or hereafter executed and delivered by Borrower in connection with the Project Loans and Advances made thereunder.

     "Loan-to-Cost Ratio" shall mean the ratio, expressed as a percentage,
      ------------------
obtained by dividing (i) the Project Loan Amount (or proposed Project Loan Amount) by (ii) the Total Costs of such Project upon completion, as reasonably determined by Lender.

     "Loan-to-Value Ratio" shall mean the ratio, expressed as a percentage,
      -------------------
obtained by dividing (i) the Project Loan Amount (or proposed Project Loan Amount) by (ii) the value of such Project upon completion, as set forth in an Appraisal or an Updated Appraisal, if obtained by Lender, and as reasonably determined by Lender.

     "Master Credit Line" shall mean the line of credit described herein from
      ------------------
Lender to Borrower for financing the acquisition and construction of Projects.

     "Master Credit Line Expiration Date" shall mean November 30, 1997, subject
      ----------------------------------
to extension pursuant to Section 2.6.
                         -----------

     "Net Operating Income" shall mean (i) the amount of Collected Revenues for
      --------------------
the period in question minus (ii) Total Expenses for the period in question.
                       -----
For the purpose of determining Net Operating Income, principal and interest payments on the Project Loan shall not be considered as expenses. Net Operating Income will be determined by Lender using the operating reports prepared by the managers of the Projects.

     "Net Worth" shall mean the gross book value of the Borrower's assets
      ---------
(excluding all intangible assets, but including partners capital contribution obligations) plus debt subordinated to the Lender in a manner acceptable to the Lender less total liabilities, including but not limited to accrued and deferred income taxes, and any reserves against assets.

     "Other Loans" shall mean all loans entered into by and between Lender and
      -----------
Borrower under the Master Credit Line, including, without limitation, that certain Project Loan in the original principal amount of $3,448,250.00 made pursuant to that certain Loan Agreement dated May 31, 1996 between Lender and Borrower.

     "Person" shall mean any natural person, any unincorporated association, any
      ------
corporation, any partnership, any joint venture, any limited liability company, any trust, any other legal entity, or any Governmental Authority.

     "Project" shall mean each of the Project Premises and the Improvements
      -------
constructed thereon of the design and type as more particularly described in the Project Plans.

     "Project Budget" shall mean a maximum budget for a Project, including a
      --------------
specific construction line item cost breakdown, approved by Lender in its sole discretion, as modified from time to time pursuant to the terms of this Agreement.

     "Project Loan" shall mean a loan approved by Lender to Borrower pursuant to
      ------------
this Agreement for the construction of a Project in the amount of the Project Loan Amount with respect to such Project, which loan shall be disbursed in accordance with the terms and conditions of the Project Loan Agreement for such Project Loan.

     "Project Loan Agreement" shall mean, collectively and individually, the
      ----------------------
loan agreements executed by Borrower and Lender in connection with each Project Loan, substantially in the form attached hereto as Exhibit A.
                                                   ---------

     "Project Loan Amount" shall mean for each Project Loan, an amount not to
      -------------------
exceed fifty-five percent (55%) of the amount of Total Costs for such Project as set forth in the applicable Project Budget.

     "Project Loan Commitment Fee" shall mean one-half of one percent (.50%) of
      ---------------------------
the Project Loan Amount for each Project Loan.

     "Project Loan Maturity Date" shall mean the date upon which a Project Loan
      --------------------------
becomes due and payable, which date shall be twenty-four (24) months after the date the Deed of Trust for the Project Loan is recorded with the county recorder for the county in which the Project Premises is located, subject to extension pursuant to the Project Loan Documents.

     "Project Note" shall mean, collectively and individually, the promissory
      ------------
notes executed by Borrower to Lender evidencing Borrower's indebtedness under a Project Loan, substantially in the form attached hereto as Exhibit B.
                                                           ---------

     "Project Plans" shall mean the plans and specifications for the
      -------------
construction of the Improvements for each Project approved by Lender pursuant to

Section 3.2 of this Agreement.
- -----------

     "Project Premises" shall mean each parcel of real property approved by
      ----------------
Lender from time to time pursuant to Sections 3.2 and 3.3 hereof.
                                     ------------     ---

     "Soft Costs" shall mean with respect to each Project, the fees and costs
      ----------
that are related to the on-site construction of the Improvements for such Project as approved by Lender that are not Hard Costs, which shall include, without limitation, to the extent set forth on the applicable Project Budget, inspection fees, advertising, fees and costs for direct Project supervision, interest, appraisal fees, processing fees, insurance and closing costs plus any other costs, fees or expenses approved by Lender in its sole discretion;

provided, however, "Soft Costs" shall in any event include any items approved by
- --------  -------
Lender and designated as such on a Project Budget and shall include a $250,000 fee/general conditions payment to the General Contractor.

     "Subcontract" shall mean a contract relating to any work performed or to be
      -----------
performed for a Project executed or to be executed by the General Contractor or a Construction Contractor with a Subcontractor.

     "Subcontractor" shall mean any contractor who is a party to a Subcontract
      -------------
other than a General Contractor or a Construction Contractor.

     "Substantially Complete" or "Substantial Completion" shall mean such time
      ----------------------      ----------------------
as Lender shall have inspected and verified the completed work for the Improvements and received Certificates of Substantial Completion with respect thereto.

     "Survey" shall mean a current ALTA (or local equivalent) survey of the
      ------
Project Premises prepared by a surveyor registered or licensed in the state where the Project Premises is located and in form and substance acceptable to Lender.

     "Title Company" shall mean such title insurance company as Lender may
      -------------
approve from time to time.

     "Title Insurance Policy" shall mean, collectively, title insurance policies
      ----------------------
in the form of an American Land Title Association Loan Policy 1992 extended coverage (or its reasonable equivalent), without modification, revision or amendment, issued by the Title Company, with such reinsurance or coinsurance as Lender may reasonably require, insuring that on the date of recordation of the Deed of Trust for each Project Loan, the applicable Borrower owns fee simple title to the Project Premises, and that the Deed of

Trust is a valid first lien on the Premises in the amount of the Project Loan Amount. The Title Insurance Policy shall contain such endorsements as Lender may reasonably require, from time to time, and be subject to only such exceptions as Lender approves in Lender's sole discretion.

     "Total Costs" shall mean the sum of (i) the purchase price for the Project
      -----------
Premises, (ii) Hard Costs and (iii) Soft Costs, all as approved by Lender.

     "Total Expenses" shall mean all ordinary and normal expenses of operation
      --------------
of a Project determined on a cash basis, including property taxes, insurance premiums, utilities, repair and maintenance, salaries and wages, reserves for Capital Expenditures approved or required by Lender (such reserves shall not exceed four percent (4%) of gross revenues per annum), management fees not to exceed six percent (6%) of gross revenues per annum, reasonable advertising and marketing expenses; excluding, however, depreciation, amortization and other non-cash items and also excluding income or franchise taxes.

     "Updated Appraisal" shall mean an Appraisal ordered by Lender which is to
      -----------------
update or replace the initial Appraisal or another Updated Appraisal.

     1.2  Accounting Terms.  For purposes of this Agreement, all accounting
          ----------------
terms not otherwise defined herein or in the Recitals shall have the meanings assigned to them in conformity with GAAP.


                                   ARTICLE II
                                  THE FACILITY

     2.1  The Master Credit Line and Project Loans.
          ----------------------------------------

     (a) Credit.  Subject to the terms and conditions of this Agreement, Lender
         -------
agrees to make the Master Credit Line available to Borrower in the form of individual Project Loans to Borrower, in an aggregate amount that shall not exceed the Master Credit Line. Each Project Loan shall be for the purpose of providing funds to Borrower for the payment of, or reimbursing Borrower for, certain costs and expenses incurred in connection with the acquisition and construction of a Project and other costs and expenses incidental thereto, as more particularly provided in this Agreement and the Project Loan Agreement. The availability of Project Loans shall be subject to the various terms, conditions and limitations set forth herein, including, without limitation, Sections 3.2 and 3.3. Notwithstanding anything contained herein to
            ------------     ---
the contrary, Lender and Borrower agree that a Project Loan may be used solely to acquire and/or refinance an existing Project. In such event, the Project Loan Documents shall be modified to delete all provisions relating to construction to the Improvements consistent with the first Project Loan described in Section 2.10.
             ------------

     (b) Maximum Amount.  In addition to the limitations set forth in Section
         ---------------                                               -------
3.2, under no circumstances shall the aggregate Project Loan Amount of all
- ---
Project Loans (including both amounts advanced and outstanding and unadvanced amounts) at any time exceed the Loan Amount. Lender shall have no obligation
(i) to commence or continue Advances of a Project Loan if the Project Loan Amount of such Project Loan, when added to the Project Loan Amount of all other Project Loans (including both amounts advanced and outstanding and unadvanced amounts) would exceed the Loan Amount, or (ii) to make an Advance of a Project Loan if after giving effect to such Advance the outstanding principal amount of the Master Credit Line would exceed the Loan Amount. In the event the outstanding principal balance of the Master Credit Line at any time exceeds the Loan Amount, Borrower shall make a prepayment of principal in the amount of such excess within five (5) Business Days after Lender's written notice demanding such payment.

     2.2  Evidence of Indebtedness Under the Loan.  Amounts outstanding under
          ----------------------------------------
the Master Credit Line shall be evidenced by the Project Notes. Disbursements under the Master Credit Line shall be charged and funded under the Project Notes. In the event of any inconsistency between the Project Notes and this Agreement, the provisions of this Agreement shall prevail.

     2.3  Interest Rate.  With respect to each Project Loan, the payment of
          --------------
interest, selection of an interest rate, computation of interest, prepayment of advances, deductions and other related matters shall be set forth in the Project Loan Agreement and Project Note.

     2.4  Payments.  All amounts payable by Borrower on or with respect to any
          ---------
Project Loan or pursuant to the terms of any Loan

Document, shall be paid to Lender, in lawful money of the United States of America at 201 North Central Avenue, Phoenix, Arizona 85004, in same day funds, not later than 1:00 p.m. (Arizona time) on the date due.

     2.5  Prepayment of Principal.  Prepayment of any Project Loan shall be
          ------------------------
subject to the terms and conditions of the Project Note.

     2.6  Term of Facility.  The obligation of Lender to approve or to commence
          -----------------
making Advances with respect to new Project Loans shall expire on the Master Credit Line Expiration Date. The Master Credit Line Expiration Date may be extended for consecutive additional twelve (12) month periods, each in Lender's sole discretion, upon the following terms and conditions for each such extension:

          (i) On or before ninety (90) days prior to the Master Credit Line Expiration Date, Borrower shall give Lender notice in writing of Borrower's desire to extend the Master Credit Line Expiration Date;

          (ii) No Event of Default shall have occurred and be continuing, either on the date of Borrower's notice to Lender as provided in subparagraph (i) above or on the Master Credit Line Expiration Date; and

          (iii) Lender shall have reviewed and approved such other matters as Lender reasonably deems necessary or appropriate under the circumstances.

Lender shall have thirty (30) days following receipt of Borrower's extension request to approve or deny such request. If Lender fails to provide written notice of its approval to Borrower within such thirty (30) day period, such request shall be deemed denied. From and after the Master Credit Line Expiration Date, Borrower shall have no further right to request approval of any new Project Loan and Lender's obligation to approve additional Project Loans shall terminate. On and after the Master Credit Line Expiration Date, any existing Project Loans shall continue to be advanced pursuant to the terms and conditions of the Loan Documents for the remaining term of any such Project Loan.

     2.7  Term of Individual Project Loans.  Each Project Loan shall be due and
          ---------------------------------
payable in full on the Project Loan Maturity Date applicable to each such Project Loan.

     2.8  Security.  Payment of each Project Loan and all other obligations
          ---------
under the Loan Documents associated with a Project Loan shall be secured by the following:

          (a)  the Project Loan Deed of Trust;

          (b)  a Financing Statement; and

          (c)  the Project Loan assignments of agreements set forth in Section
                                                                       -------
     2.9 below.
     ---

     2.9  Additional Security.  As additional security for the indebtedness and
          --------------------
obligations of Borrower under the Loan Documents associated with a Project Loan, Borrower will transfer and assign to Lender, and grant a first priority security interest to Lender in all of Borrower's right, title and interest in and to all written agreements that have been or will be entered into by Borrower relating to the applicable Project Premises, including without limitation, management agreements, the General Contract, each Construction Contract, each Subcontract, and all other construction contracts, architect's agreements, the Project Plans, drawings, licenses, permits, franchises, authorizations, approvals, and any other documents, instruments and agreements relating to the construction of any Project, or required for the use, occupancy or operation of any Project.

     2.10 Inclusion of First Project Loan.  Lender and Borrower hereby
          -------------------------------
acknowledge and agree that the $3,448,250.00 loan from Lender to Borrower made pursuant to that certain Loan Agreement dated May 31, 1996 is included as the first Project Loan under the Master Credit Line.


                                  ARTICLE III
                              CONDITIONS PRECEDENT

     3.1  Conditions Precedent to Lender's Obligations.  Upon the execution and
          ---------------------------------------------
delivery of this Agreement, and as a condition precedent to any of Lender's obligations hereunder, each of the following shall have been performed and satisfied in full by Borrower:

          (a) No Defaults.  No Event of Default shall have occurred and be
              ------------
     continuing.

          (b) Opinion.  Borrower shall have delivered to Lender an opinion of
              --------
     Borrower's Counsel in such form as Lender and its counsel may reasonably require.

          (c) Formation Documents.  Borrower shall have delivered to Lender,
              --------------------
     and Lender shall have approved, as applicable, certified copies of (i) such resolutions and certificates authorizing the execution of this Agreement,
     (ii) the partnership agreement of each entity comprising the Borrower, and all amendments thereto, (iii) the filed or recorded certificate of limited partnership of each entity comprising the Borrower, and all amendments thereto, and (iv) a certificate of good standing as a limited partnership from the jurisdiction of formation or organization of entity comprising the Borrower.

          (d) Financial Statements.  Borrower shall have delivered to Lender
              ---------------------
     and Lender shall have approved Financial Statements for Borrower.

          (e) Fees and Expenses.  Lender shall have received payment of all
              ------------------
     fees, expenses and costs of Lender required pursuant to this Agreement including, without limitation, payment of the Commitment Fee, and all other amounts described in Section 7.7 hereof.
                          -----------

     3.2  Conditions Precedent to Project Loans.  Subject to the general
          --------------------------------------
underwriting guidelines set forth in Section 3.3, Borrower may from time to time
                                     -----------
request individual Project Loans for the development of a Project. Each such request shall be in writing. Lender's obligation to commence making Advances with respect to any Project Loan shall be subject to satisfaction of the following conditions precedent at the time of the making of each such request:

          (a) Project Loan Amount.  The Project Loan Amount for the requested
              --------------------
     Project Loan, when aggregated with the Project

     Loan Amount of all other outstanding Project Loans (including both amounts advanced and outstanding and unadvanced amounts), shall not result in a violation of Section 2.1(b).
                  --------------
          (b) No Defaults.  No Event of Default shall have occurred and be
              ------------
     continuing.

          (c) Representations and Warranties.  All representations and
              -------------------------------
     warranties set forth in this Agreement, which by their terms are not limited to the date hereof, shall be true and correct in all material respects as if made as of the date of such Project Loan request.

          (d) Project Plans.  Borrower shall have provided Lender and Lender
              --------------
     shall have approved in Lender's reasonable discretion the Project Plans for the Project to be constructed with the requested Project Loan.

          (e) Preliminary Title Report.  Borrower shall have provided Lender
              -------------------------
     with a Preliminary Title Report, including all Schedule B items, and the Title Company shall be irrevocably committed to issue a Title Insurance Policy in form and content satisfactory to Lender.

          (f) Appraisal.  Lender shall have ordered and received an Appraisal
              ----------
     of the Project to be constructed with the requested Project Loan, and such Appraisal shall be in form and content satisfactory to Lender.

          (g) Project Budget and Borrower's Equity.  Borrower shall have
              -------------------------------------
     provided to Lender information reasonably necessary for Lender to evaluate and approve (in Lender's reasonable discretion) the Project Budget submitted by Borrower for such Project. The Project Budget submitted by Borrower shall set forth the applicable Hard Costs, Soft Costs, and other costs to be funded through the Project Loan in question.

          (h) Project Loan Agreement.  Borrower shall have executed and
              -----------------------
     delivered to Lender a Project Loan Agreement for the Project Loan.

          (i) Project Note.  Borrower shall have executed and delivered to
              -------------
     Lender a Project Note for the Project Loan, payable to Lender in an amount equal to the Project Loan Amount for such Project.

          (j) Deed of Trust.  Borrower shall have executed, delivered and
              --------------
     recorded a Deed of Trust on the Project Premises. Title to the Project Premises in question shall be vested in Borrower and the trustor under each Deed of Trust shall be Borrower.

          (k) Financing Statements.  Borrower shall have executed and delivered
              ---------------------
     to Lender a Financing Statement, and such Financing Statement shall be duly filed with the Secretary of State for the state in which the Project Premises is located.

          (l) Other Loan Documents.  Borrower shall have executed and delivered
              ---------------------
     such other Loan Documents as Lender may reasonably require, including without limitation, (i) a signature authorization form on Lender's approved form, (ii) if requested, a Certification of Non-Foreign Status, and (iii) an Environmental Indemnity.

          (m) Due Diligence Documents.  Borrower shall have delivered to
              ------------------------
     Lender, and Lender shall have approved (i) a Survey for the Project Premises; (ii) a Phase I environmental report and assessment; (iii) Lender's form of environmental questionnaire; (iv) copies of the General Contract, together with copies of all agreements with the General Contractor, and all engineers and architects for the Project; (v) a construction schedule for the Project and all other information reasonably required by Lender in order for Lender to complete a pre-construction review of the Project; (vi) proof of insurance as required pursuant to the Project Loan Agreement; and (vii) copies of any purchase contracts for the Project Premises (if not already owned by Borrower). If requested by Lender, Borrower shall also provide copies of all existing Construction Contracts and Subcontracts relating to the Project Loan. If Lender disapproves any of the due diligence items set forth in this paragraph, Lender agrees to provide prompt written notice to Borrower of such disapproval and the reasons for such disapproval.

          (n) Property Documents.  If then obtained, Borrower shall have
              -------------------
     delivered to Lender and Lender shall have approved
     all authorizations, including development plans, site plans, building permits, annexation agreements, plan approvals, environmental approvals (including an environmental impact report or negative declarations if required under applicable law), sewer, water, and all other utility approvals (will serve letters) and zoning and land use entitlements which are necessary for the construction and use of the Improvements in accordance with the applicable Project Plans and in accordance with all applicable building, environmental, subdivision, land use and zoning laws and for tax assessment purposes, that may be applicable to the Project. If Lender disapproves any of the due diligence items set forth in this paragraph or elsewhere in Section 3.2, Lender agrees to provide prompt
                               -----------
     written notice to Borrower of such disapproval and the reasons for such disapproval.

          (o) Fees and Expenses.  Unless otherwise designated as a permitted
              ------------------
     Advance in the approved Project Budget, Borrower shall pay from Borrower's own funds and not from proceeds of the Project Loan (i) the Project Loan Commitment Fee, (ii) all title insurance, recording and similar amounts and
     (iii) all other costs and expenses of Lender as set forth in Section 7.7
                                                                  -----------
     hereof; all of such costs shall be part of the Total Costs for the Project.

          (p) Soils Tests.  Upon Lender's request, Borrower shall have provided
              ------------
     a soils test report prepared by a licensed soils engineer satisfactory to Lender showing the locations of, and containing boring logs for, all borings, together with recommendations for the design of the foundations, paved areas and underground utilities for such Project Premises which report shall be dated within three (3) years of the date delivered to Lender and shall otherwise be in form and content satisfactory to Lender.

          (q) Opinion.  If requested, Borrower shall have delivered to Lender
              --------
     an opinion of counsel in such form as Lender and its counsel may reasonably require. Notwithstanding the foregoing sentence, Lender does not intend to require such opinion unless (i) an Event of Default occurs which would have a material adverse effect upon Borrower or (ii) the Project Premises is located within a state not previously the subject of a Project Loan.

          (r) Formation Documents.  If requested, Borrower shall have delivered
              --------------------
     to Lender, and Lender shall have approved, certified copies of any changes in the formation documents described in Section 3.1(c) above which requires
                                             --------------
     Lender's approval under Section 5.8.
                             -----------

          (s) Assignments.  Lender shall have received executed assignments of
              ------------
     the Project Plans and any associated agreement with the architect for the Project, the General Contract, and any other plans and specifications and all other material agreements, contracts, rights, permits, authorizations and franchises relating to the Project in form satisfactory to Lender, and Borrower shall have obtained consents to such assignments where deemed appropriate by Lender.

          (t) Other Conditions.  Borrower shall have satisfied all other
              -----------------
     conditions precedent to the initial Advance of the Project Loan pursuant to

     Article IV of the Project Loan Agreement.
     ----------

          (u) Other Matters.  Borrower shall have executed and delivered other
              --------------
     documents and performed such other actions as Lender may reasonably require.

     3.3  General Underwriting Guidelines.
          --------------------------------

     (a) In addition to the conditions set forth in Sections 3.2, if Borrower
                                                    ------------
requests a "construction and mini-perm" Project Loan, Lender shall have no obligation to approve such Project Loan unless all of the following underwriting guidelines have been satisfied or waived by Lender:

          (i) the Project Loan does not exceed a Loan-to-Value Ratio of fifty-five percent (55%); and

          (ii) Lender also shall have determined that the appraised stabilized Net Operating Income shall be not less than 20.00% of the Loan Amount.

     (b) In addition to the conditions set forth in Sections 3.2, if Borrower
                                                    ------------
requests a "mini-perm" only Project Loan, that is, a Project Loan with no construction loan component, Lender shall have no obligation to approve such Project Loan unless all of the following underwriting guidelines have been satisfied or waived by Lender:

          (i) such Project Loan does not exceed the lesser of (A) a Loan-to-Cost Ratio of sixty-five percent (65%) or (B) a Loan-to-Value Ratio of sixty-five percent (65%); and

          (ii) Lender also shall have determined that the annualized Net Operating Income for such Project must be equal to the greater of (A) the Constant Interest Only Coverage of 17.50% or (B) the mortgage constant derived from the amortization of $1.00 based on the characteristics set forth in the definition of Debt Service Amount, multiplied by 1.40.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     4.1  Consideration.  As an inducement to Lender to execute this Agreement,
          --------------
Borrower represents and warrants to Lender that the following statements set forth in this Article IV are true, correct and complete as of the date hereof.

     4.2  Organization, Powers and Good Standing.
          ---------------------------------------

          (a) Organization and Powers.  Borrower is a duly organized and
              ------------------------
     existing limited partnership created under the laws of the State of Delaware. Borrower has all requisite power and authority, rights and franchises to (i) own and operate its properties, to carry on its businesses as now conducted and as proposed to be conducted, and (ii) to enter into and perform this Agreement. The chief executive office and principal place of business of Borrower is as set forth in the introductory paragraph of this Agreement.

          (b) Good Standing.   Borrower has made all filings and is in good
              -------------
     standing in each jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary or where the failure to make such filings could have a materially adverse effect on the business, operations, assets or condition of Borrower.

          (c) Non-Foreign Status.  Borrower is not a "foreign corporation,"
              ------------------
     "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder. Borrower's U.S. employer identification number is as set forth in the Certification of Non-Foreign Status.

     4.3  Authorization of Master Line of Credit Agreement.
          -------------------------------------------------

          (a) Authorization.  The execution, delivery and performance of this
              --------------
     Agreement by Borrower are within Borrower's powers and have been duly authorized by all necessary action by Borrower.

          (b) No Conflict.  The execution, delivery and performance of this
              ------------
     Agreement by Borrower will not violate (i) Borrower's formation documents;
     (ii) any legal requirement affecting Borrower's properties; or (iii) any agreement to which Borrower is bound or to which Borrower is a party and will not result in or require the creation of any lien upon any of such properties other than liens created pursuant to any of the Loan Documents.

          (c) Binding Obligations.  This Agreement has been duly executed by
              --------------------
     Borrower, and is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

     4.4  No Material Defaults.  There exists no material violation of or
          --------------------
material default by Borrower and, to the best knowledge of Borrower, no event has occurred which, upon the giving of notice or the passage of time, or both, would constitute a material default with respect to (a) the terms of any instrument evidencing or securing any indebtedness secured by any Project, (b) any lease or other agreement affecting any Project to which Borrower is a party,
(c) any license, permit, statute, ordinance, law, judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority, or any determination or award of any arbitrator to which Borrower or any Project may be bound, or (d) any mortgage, instrument, agreement or document by which Borrower, or any of its properties is bound: (i) which could reasonably be expected to materially and adversely affect the ability of Borrower to perform its obligations under any of the Loan Documents or any other material instrument, agreement or document to which it is a party, or (ii) which could reasonably be expected to adversely affect the first priority of the liens created by any of the Loan Documents.

     4.5  Litigation; Adverse Facts.  There is no action, suit, investigation,
          -------------------------
proceeding or arbitration (whether or not purportedly on behalf of the Borrower) at law or in equity or before or by any foreign or domestic court or other governmental entity (a "Legal Action"), pending or, to the knowledge of
                        ------------
Borrower, threatened against or affecting Borrower or any of its assets which could reasonably be expected to result in any material adverse change in the business, operations, assets (including the Project) or financial condition of Borrower or would materially and adversely affect Borrower's ability to perform its obligations under the Loan Documents. There is no basis known to Borrower for any such action, suit or proceeding. Borrower is not (a) in violation of any applicable law which violation materially and adversely affects or could reasonably be expected to materially and adversely affect the business, operations, assets (including any Project) or financial condition of Borrower,
(b) subject to, or in default with respect to any other legal requirement that would have a materially adverse effect on the business, operations, assets (including any Project) or condition (financial or otherwise) of Borrower, or
(c) in default with respect to any agreement to which Borrower is a party or to which it is bound which could reasonably be expected to have a material adverse effect on Borrower or its business operations. There is no Legal Action pending or, to the knowledge of Borrower, threatened against or affecting Borrower questioning the validity or the enforceability of this Agreement or any of the other Loan Documents.

     4.6  Title to Properties; Liens.  Borrower has good legal title to all
          --------------------------
properties and assets reflected in its most recent balance sheet delivered to Lender, except for assets disposed of in the ordinary course of business since the date of such balance sheet.

     4.7  Disclosure.  There is no fact known to Borrower which Borrower
          ----------
believes would materially and adversely effect the business, operations, assets or financial condition of Borrower which has not been disclosed in this Agreement or in other documents, certificates and written statements furnished to Lender in connection herewith.

     4.8  Payment of Taxes.  All tax returns and reports of Borrower required
          -----------------
to be filed by it have been timely filed, and all taxes, assessments, fees and other governmental charges upon Borrower and upon its properties, assets, income and franchises which are due and payable have been paid prior to delinquency, except for those which are being contested by Borrower in good faith and in accordance with law. As of the date hereof, Borrower knows of no proposed tax assessment against it that would be material to the financial condition of Borrower, and Borrower has not contracted with any government entity in connection with such taxes.

     4.9  Securities Activities.  Borrower is not engaged principally, or as
          ----------------------
one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined within Regulations G, T and U of the Board of Governors of the Federal Reserve System), and not more than twenty-five percent (25%) of the value of Borrower's assets consist of such margin stock. No part of the loans made pursuant hereto will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X of said Board of Governors.

     4.10 Government Regulations.  Borrower is not subject to regulation under
          -----------------------
the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability in incur indebtedness for money borrowed.

     4.11 Financial Condition.  The financial statements and all financial data
          --------------------
previously delivered to Lender in connection with this Agreement relating to Borrower are true, correct and complete in all material respects as of the date thereof. Such financial statements fairly present the financial position of Borrower as of the date thereof in all material respects. No material adverse change has occurred in such financial position from the date of the last financial statements provided to Lender.

     4.12 Other Loan Documents.  Each of the representations and warranties of
          ---------------------
Borrower contained in any of the other Loan Documents is true and correct in all material respects as of the date hereof. All of such representations and warranties are incorporated herein for the benefit of Lender.


                                   ARTICLE V
                                   COVENANTS

     5.1   Consideration.  As an inducement to Lender to execute this Agreement
           --------------
and to make each disbursement of each Project Loan, Borrower hereby covenants as set forth in this Article V, which covenants shall remain in effect so long as
                  ---------
any Project Loan remains unpaid, any obligation of a Borrower under any of the Loan Documents remains outstanding or unperformed, or this Agreement otherwise remains in effect.

     5.2   Lender Inspections.  During normal business hours, Borrower will
           ------------------
permit Lender and Lender's representatives, inspectors and consultants to enter upon the offices of Borrower, to audit, examine and copy all contracts, records (including, but not limited to, financial and accounting records pertaining to the any Project Loan or any Project), and to discuss the affairs, finances and accounts of Borrower with representatives of Borrower.

     5.3   Financial Statements and Reports.
           --------------------------------

           (a) As soon as available, and in any event within ninety (90) days of the end of each fiscal year of Borrower, Borrower shall prepare and furnish to Lender a copy of (i) the annual operating statement of Borrower, and
     (ii) the financial statements of Borrower, for such year, in form and substance reasonably satisfactory to Lender and shall also provide Lender with such other information respecting the condition of Borrower and the Projects as Lender may from time to time reasonably request.

           (b) As soon as available, and in any event within sixty (60) days of the end of each fiscal quarter of Borrower, Borrower shall prepare and furnish to Lender a copy of the financial statements of Borrower, for such quarter, in form and substance reasonably satisfactory to Lender and shall also provide Lender with such other information respecting the condition of Borrower and the Projects as Lender may from time to time reasonably request.

           (c) Unless sooner requested by Lender, by the fortieth (40th) day after each calendar quarter, Lender shall receive a quarterly operating statement for the Projects covering the prior quarter.

     5.4   Representations and Warranties.  Until repayment of the last Project
           ------------------------------
Note, the representations and warranties of Article IV shall remain true and complete in all material respects.

     5.5   Trade Names.  Borrower shall immediately notify Lender in writing of
           -----------
any change in the legal, trade or fictitious business names used by Borrower and shall, upon Lender's request, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

     5.6   Further Assurances.  Borrower shall execute and deliver from time to
           -------------------
time, promptly after any request therefor by Lender, any and all instruments, agreements and documents and shall take such other action as may be necessary or desirable in the opinion of Lender to maintain, perfect or insure Lender's security provided for herein and in the other Loan Documents for each Project Loan, including, without limitation, the execution of UCC-1 continuation statements, the execution of such amendments to the Deeds of Trust and the other Loan Documents and the delivery of such endorsements to the Title Insurance Policy, all as Lender shall reasonably require, and Borrower shall pay all fees and expenses (including reasonable attorneys' fees) related thereto. Promptly upon the request of Lender, Borrower shall execute and deliver a Certification of Non-Foreign Status.

     5.7   Maintenance of Existence.  Borrower shall maintain and preserve its
           -------------------------
existence and all rights and franchises material to its business.

     5.8   Amendments to Partnership Agreement.  Borrower shall not allow any
           -----------------------------------
amendments to be made in the terms of its partnership agreement, which amendments would either (i) have a material and adverse effect on Borrower's ownership of the Projects or (ii) materially and adversely affect Borrower's ability to repay the Project Loans, without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     5.9   Notice of Litigation.  Borrower will give, or cause to be given,
           --------------------
prompt written notice to Lender of (a) any action or proceeding which is instituted by or against it in any Federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic, or any such proceedings which are threatened against it which, if adversely determined, could reasonably be expected to have a material and adverse effect upon its business, operations, properties, assets, management, ownership or financial condition, (b) any other action, event or condition of any nature which could reasonably be expected to have a material and adverse effect upon its business, operations, management, assets, properties, ownership or financial condition, or which, with notice or lapse of time or both, would constitute an Event of Default or a default under any other contract, instrument or agreement to which it is a party or to which it or any of its properties or assets may be bound or subject which could reasonably be expected to have a material and adverse effect upon its business, operations, management, assets, properties, ownership or financial condition, and (c) any actions, proceedings or notices adversely affecting any Project or Lender's interest therein by any zoning, building or other municipal officers, offices or departments having jurisdiction with respect to such Project.

     5.10  Management of Property.  The Projects will be managed at all times
           -----------------------
by (i) Borrower or (ii) Wyndham Hotel Corporation. Prior to entering into any management agreements with respect to a Project, Borrower must submit to Lender the form of the proposed agreement (along with such other information as Lender may reasonably request) for Lender's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     5.11  Financial Covenants.  At all times, Borrower shall comply with the
           --------------------
following:

         (a) Debt Ratio.  At all times, Borrower shall maintain a Debt Ratio of
             ----------
     not more than 1.50:1. "Debt" shall mean, without limitation, to the extent reflected as a liability on the consolidated balance sheet of Borrower (i) any indebtedness for borrowed money, (ii) all indebtedness evidenced by bonds, debentures, notes, letters of credit, drafts or similar instruments, (iii) all indebtedness to pay the deferred purchase price of property or services, but not including accounts payable and accrued expenses arising in the ordinary course of business, (iv) all capitalized lease obligations, (v) all Debt of others secured by a lien on any asset of Borrower, whether or not such Debt is assumed or guaranteed by Borrower, and (vi) all Debt of others guaranteed by Borrower and all other indebtedness that would appear as a liability upon a balance sheet of Borrower prepared in accordance with GAAP. "Debt Ratio" shall mean, with respect to Borrower, the ratio of (i) Borrower's Debt to (ii) Borrower's Net Worth.

         (b) Liquidity.  At all times, Borrower shall maintain Liquidity of not
             ---------
    less than an amount equal to ten percent (10%) of Borrower's Senior Debt Commitments. "Liquidity" shall mean the amount of Borrower's unencumbered cash and unencumbered cash equivalents, including amounts that Borrower may be entitled to or have available under any lines of credit or other lending arrangements and undrawn commitments for capital contributions. "Senior Debt Commitments" shall mean any debt facilities held by Borrower, which facilities are secured by first lien security interests.

         (c) Constant Coverage.  Annualized Net Operating Income for all Mini-
             -----------------
    Perm Projects must be equal to the greater of (i) the Constant Interest Only Coverage of 17.50 % or (ii) the mortgage constant derived from the amortization of $1.00 based on the characteristics set forth in the definition of Debt Service Amount, multiplied by 1.4. Thereafter, if, as of the end of any fiscal quarter of Borrower, for that fiscal quarter and the immediately preceding three fiscal quarters taken as a whole, if the actual, annualized Net Operating Income for all Mini-Perm Projects falls below (i) the Constant Interest Only Coverage of 17.50 % or (ii) the mortgage constant derived from the amortization of $1.00 based on the characteristics set forth in the definition of Debt Service Amount, multiplied by 1.4, then Borrower shall have sixty (60) days after written notice from Lender to cure any such breach of this financial covenant. If Borrower fails to remedy such breach within the sixty (60) day time period referenced above, then within fifteen (15) days after the expiration of the 60-day cure period, Borrower shall reduce the unpaid principal balance of the Master Credit Line or Mini-Perm Loans to an amount with respect to which the actual annualized Net Operating Income for the Project divided by the Loan Amount is greater than
    20.00 % and the mortgage constant derived from the amortization of $1.00 based on the characteristics set forth in the definition of Debt Service Amount, multiplied by 1.4.


                                   ARTICLE VI
                         EVENTS OF DEFAULT AND REMEDIES

    6.1  Events of Default.
         ------------------

    (a) The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement, after the expiration of applicable notice and cure periods:

         (i) Failure by Borrower to pay any monies on the date such monies are due under this Agreement and the expiration of five (5) Business Days after written notice of such failure by Lender to Borrower without such failure having been cured.

         (ii) Failure by Borrower to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower, under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower; however, if such default is of a nature such that it cannot reasonably be cured within such 30-day period and Borrower commences to cure such default and thereafter diligently proceeds with the cure thereof, then the cure period shall be extended to up to 90 days.

         (iii) Any representation or warranty by Borrower in any Loan Document is materially false, incorrect, or misleading as of the date hereof.

         (iv) Borrower (i) is unable or admits in writing Borrower's inability to generally pay Borrower's monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Borrower or the property of Borrower or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Borrower or the property of Borrower or any part thereof, and such appointment is not discharged within ninety (90) days.

         (v) Commencement of any case under the Bankruptcy Code, Title 11 of the United State Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within ninety (90) days of the filing thereof.

         (vi) Any litigation or proceeding is commenced before any Governmental Authority against or affecting Borrower or the property of Borrower or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Borrower, and such litigation or proceeding would have a material and adverse effect on Borrower's ability to repay the Master Credit Line.

         (vii) A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against Borrower by any Government Authority, which together with the aggregate amount of all other such judgments and decrees against Borrower that remain unpaid or that have not been discharged or stayed, exceeds Five Thousand Dollars ($5,000), is not paid and discharged or stayed within thirty (30) days after the entry thereof, and such judgement or decree would have a material and adverse effect on Borrower's ability to repay the Master Credit Line.

         (viii) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower.

         (ix) All or any substantial part of the property of Borrower is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within forty-five (45) days of the date thereof.

         (x) The occurrence of any Transfer in violation of the Deed of Trust, unless prior to such Transfer Lender has delivered to Borrower its written consent thereto.

         (xi) The occurrence of any Event of Default, as such term is defined in any other Loan Document, subject to the expiration of all applicable notice and cure periods.

         (xii) Any failure, breach or default by Borrower under the Other Loans, it being the intention and agreement of Lender and Borrower to cross-default the Master Credit Line and the Other Loans with one another.

    6.2  Remedies.  Notwithstanding any provision to the contrary herein or in
         ---------
any of the other Loan Documents, upon the occurrence and continuation of any Event of Default under this Agreement, the Master Credit Line shall, at Lender's option, immediately and automatically terminate and Lender's obligation to approve new Project Loans shall, at Lender's option, immediately and automatically terminate. Notwithstanding the preceding, Borrower shall have the right at any time and from time to time to remedy a default under any Project Loan (or fully repay any Project Loan which is in default), in which case the Master Credit Line shall be fully reinstated, subject to the terms and conditions set forth herein.


                                  ARTICLE VII
                                 MISCELLANEOUS

    7.1  Assignment.  Borrower shall not assign any of its rights under this
         -----------
Agreement.

    7.2  Notices.  All notices, requests, demands and consents to be made
         --------
hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail shall be deemed given two (2) Business Days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

    To Lender:     BANK ONE, ARIZONA, NA
                   Western Region Real Estate
                   P. O. Box 29542
                   Phoenix, Arizona  85038
                   Attention:  Department A365

    with a copy    BANK ONE, ARIZONA, NA
    to:            Western Region Real Estate
                   P. O. Box 29542
                   Phoenix, Arizona  85038
                   Attention:  Kirk Monroe

    To Borrower:   EXTENDED STAY LIMITED PARTNERSHIP
                   2001 Bryan Street, Suite 2300
                   Dallas, Texas  75201-3075
                   Attention:  John Kratzer, COO

    with a copy
    to:            Mr. Bob Faith, CEO
                   EXTENDED STAY LIMITED PARTNERSHIP
                   Two Riverway, Suite 850
                   Houston, Texas  77056

    7.3  Inconsistencies with the Loan Documents.  In the event of any
         ----------------------------------------
inconsistencies between the terms of this Agreement and any terms of any of the Loan Documents, the terms of this Agreement shall govern and prevail.

    7.4  Lender Approval of Instruments and Parties.  All proceedings taken in
         -------------------------------------------
accordance with transactions provided for herein, and all surveys, appraisals and documents required or contemplated by this Agreement and the persons responsible for the execution and preparation thereof shall be satisfactory to and subject to approval by Lender. Lender's counsel shall be provided with copies of all documents which they may reasonably request in connection with the Agreement.

    7.5  Lender Determination of Facts.   Lender shall at all times be free to
         ------------------------------
establish independently, to its satisfaction, the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement.

    7.6  Incorporation of Preamble, Recitals and Exhibits.  The preamble,
         -------------------------------------------------
recitals and exhibits hereto are hereby incorporated in this Agreement.

    7.7  Payment of Expenses.  With respect to this Agreement, Borrower shall
         --------------------
pay all expenses, charges, costs and fees of Lender provided for in this Agreement, including, without limitation, reasonable fees and expenses of Lender's counsel.

    7.8  Disclaimer by Lender.  Borrower is not and shall not be an agent of
         ---------------------
Lender for any purpose. Lender is not a joint venture partner with Borrower or with the constituent partners in Borrower in any manner whatsoever. Approvals granted by Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower.

    7.9  Indemnification.  To the fullest extent permitted by law, Borrower
         ----------------
agrees to protect, indemnify, defend and save harmless Lender, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action, whether in suit or not, arising out of this Agreement or in connection herewith, excluding, however, any matters arising out of an indemnified party's negligence or willful misconduct or any matters arising after Lender has taken title to or possession of any Project. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this Section 7.9 shall survive the execution of this Agreement.
     -----------

    7.10 Titles and Headings.  The headings at the beginning of each section of
         -------------------
this Agreement are solely for convenience and are not part of this Agreement. Unless otherwise indicated, each reference in this Agreement to a section or an exhibit is a reference to the respective section herein or exhibit hereto.

    7.11 Brokers.  Borrower and Lender represent to each other that neither of
         -------
them knows of any brokerage commissions or finders' fee due or claimed with respect to the transaction contemplated hereby. Borrower and Lender shall indemnify and hold harmless the other party for, from and against any and all loss, damage, liability, or expense, including costs and reasonable attorney fees, which such other party may incur or sustain by reason of or in connection with any misrepresentation by the indemnifying party with respect to the foregoing.

    7.12 Change, Discharge, Termination, or Waiver. No provision of this
         -----------------------------------------
Agreement may be changed, discharged, terminated, or waived except in writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof.

    7.13 CHOICE OF LAW.  THIS AGREEMENT AND THE TRANSACTION CONTEMPLATED
         --------------
HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

    7.14  Participations.  Lender shall have the right at any time to sell,
          --------------
assign, transfer, negotiate or grant participations in all or any part of the Master Credit Line or the Project Loans or the Project Notes to one or more participants, provided, however, at all times during the term of the Loan, Lender shall retain a controlling interest in such Loans and shall continue to act as the sole lead bank or agent thereof. Borrower hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of Borrower to each such participant, but no loan made by such a participant or assignee to Borrower shall constitute an "Other Loan."

    7.15 Counterparts.  This Agreement may be executed in any number of
         -------------
counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

    7.16 Time is of the Essence.  Time is of the essence of this Agreement.
         -----------------------

    7.17 Attorneys' Fees.  Borrower agrees to pay all costs of enforcement and
         ---------------
collection and preparation for any Event of Default or any action taken by Lender (including, without limitation, reasonable attorney's fees) to enforce the Loan Documents whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)), together with interest thereon from the date of demand at the default interest rate.

    7.18 Submission of Agreement.  The submission of this Agreement to Borrower
         ------------------------
or its agent or attorney for review or signature does not constitute a commitment by Lender to make the Master Credit Line to Borrower, and this Agreement shall have no binding force or effect until its execution and delivery by both Borrower and Lender.

    7.19   Exchange of Information.  Borrower agrees that Lender may exchange
           ------------------------
financial information about Borrower with its affiliates and other related entities.

    7.20 Arbitration.
         -----------

         (a) Binding Arbitration.  Lender and Borrower hereby agree that all
             -------------------
    controversies and claims arising directly or indirectly out of this Agreement and the Loan Documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

         (b) Arbitration Panel.  A single arbitrator shall have the power to
             -----------------
    render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

         (c) Provisional Remedies; Self Help; and Foreclosure.  No provision of
             ------------------------------------------------
    subparagraph (a) shall limit the right of any party to exercise self help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Lender's option, it may enforce its right under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

    7.21 Integration.  The Loan Documents contain the complete understanding and
         -----------
agreement of Borrower and Lender and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

    7.22 Binding Effect.  The Loan Documents will be binding upon, and inure to
         --------------
the benefit of, Borrower and Lender and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

    7.23 Survival.  The representations, warranties, and covenants of the
         --------
Borrower and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.


                                  ARTICLE VIII
                                    EXHIBITS

    The following exhibits to this Agreement are fully incorporated herein as if set forth at length:

           Exhibit "A"                 Project Loan Agreement Form
           -----------
           Exhibit "B"                 Project Note Form
           -----------
           Exhibit "C"                 Deed of Trust Form
           -----------
           Exhibit "D"                 Environmental Indemnity Form
           -----------
           Exhibit "E"                 General Contract Form
           -----------

     IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly executed and delivered as of the date first above written.

                        EXTENDED STAY LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: JMI/GREYSTAR EXTENDED STAY PARTNERSHIP, L.P., a Delaware limited partnership, General Partner

                              By:   Greystar Holdings, Inc., a Delaware
                                    corporation, its general partner

                                    By:  /s/  Robert A. Faith
                                       _____________________________

                                    Name:  Robert A. Faith
                                         ___________________________

                                    Title:__________________________

                        By: ESH PARTNERS, L.P., a Texas limited partnership, General Partner

                              By: Crow Family, Inc., a Texas corporation, its general partner

                                    By:  /s/ Anthony W. Dona
                                       _____________________________


                                    Name:  Anthony W. Dona
                                         ___________________________

                                    Title:__________________________

                                                          "Borrower"


                        BANK ONE, ARIZONA, NA, a national
                        banking association



                        By:  /s/  Kirk Monroe
                           _________________________________________

                        Name:  Kirk Monroe
                             _______________________________________

                        Title:______________________________________

                                                           "Lender"

                                  Exhibit "A"

                          Project Loan Agreement Form

                                  Exhibit "B"

                               Project Note Form

                                  Exhibit "C"

                               Deed of Trust Form

                                  Exhibit "D"

                          Environmental Indemnity Form

                                  Exhibit "E"

                           Form of General Contract

                                       40